FIFTH AMENDMENT TO LOAN DOCUMENTS

THIS FIFTH AMENDMENT TO LOAN DOCUMENTS (“Fifth Amendment”) is effective as of March 22, 2010 (“Effective Date”), and is made by and between Private Escapes Pinnacle, LLC, a Colorado limited liability company (“Borrower”) and Kederike, LLC, a Colorado limited liability company (“Lender”), and is joined by Ultimate Escapes Holdings, LLC, a Delaware limited liability company (“Holdings”), solely with respect to Sections 2(a) and 2(b)(i) below, as the successor in interest of Borrower with respect to ownership of Private Escapes Pinnacle 1600 Broadway, LLC, a New York limited liability company (“1600 LLC”).

Background Information

By this Fifth Amendment, Lender and Borrower seek to further amend the Loan Agreement between Borrower and Lender dated June 1, 2006, (the “Loan Agreement”), as previously amended by a First Amendment to Loan Agreement dated November 13, 2006 (the “First Amendment”), a Second Amendment to Loan Agreement dated December 21, 2007 (the “Second Amendment”), a Third Amendment to Loan Documents dated March 31, 2008 (the “Third Amendment”), and the Fourth Amendment to Loan Documents dated March 20, 2009 (the “Fourth Amendment”).  Unless a capitalized term is defined otherwise in this Fifth Amendment, it shall have the same meaning as in the Loan Documents, as previously amended.

On September 15, 2009 (the “Closing Date”), Borrower and certain of its affiliates and Holdings and certain of its affiliates consummated transactions contemplated by that Third Amended and Restated Contribution Agreement dated as of July 21, 1009, as amended (“Contribution Agreement”).  Included among the transactions consummated was an assignment to a subsidiary of Holdings of all of Borrower’s right, title and interest in and to 1600 LLC.  As of the Closing Date, 1600 LLC owned as its principal assets the real property located at 1600 Broadway, PH5D, New York, New York, and all of the furnishings, fixtures and equipment in place on that real property as of the Closing Date (collectively, the “1600 Property”).  As of the Closing Date, 1600 LLC was subject to the Pledge Agreement, and the 1600 Property was subject to Security Instrument in favor of Lender titled “Mortgage and Security Agreement” which is dated January 31, 2007 and was recorded in the records of New York County, New York on February 12, 2007, at Document ID 2007000081077 (the “1600 Mortgage”).   Excluded from the transactions contemplated by the Contribution Agreement was any transfer by Borrower of its interests in any of the other real estate or property referred to in the Loan Agreement, as amended (“Other Properties”), all of which has been retained by Borrower.

By this Fifth Amendment, the parties seek to cause a portion of the amount due and certain obligations under the Loan Documents to be bifurcated from the Loan and assumed by Holdings on the terms and conditions below, after which Holdings shall be solely responsible and liable for the bifurcated amount and obligations, and Borrower shall remain responsible and liable for all other amounts and obligations under the Loan.

Agreement

For good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree:

1.           Consent to Assignment.  Lender acknowledges that, as of the Closing Date, Borrower has assigned to UE Member NCS, LLC, a Delaware limited liability company and an affiliate of Holdings (“NCS”), all of Borrower’s right, title and interest in and to 100% of the membership interests in the 1600 LLC, and Lender consents to such assignment.

2.           Amendment. The Loan Documents are amended as follows, notwithstanding existing terms of any of the Loan Documents to the contrary:

(a)           Partial Assumption.  Contemporaneously with execution of this Fifth Amendment, Holdings has assumed a portion of the remaining principal amount due under the Loan, in an amount equal to $234,031.25 (the “Partial Assumption Amount”).  This partial assumption has been effected by:

(i)           Holdings’ execution and delivery to Lender of the Promissory Note attached as Exhibit A to this Fifth Amendment (“Holdings Note”);

(ii)          Holdings’ tender to Lender within seven (7) days of the Effective Date, in good funds, the sum of $6,414.41, representing accrued interest on the Partial Assumption Amount from the Closing Date through  January 31, 2010 (“Partial Assumption Interest”);

(iii)         Holdings’, 1600 LLC’s and Lender’s execution of the First Amendment to Mortgage and Security Agreement attached as Exhibit B to this Fifth Amendment (“First Amendment to 1600 Mortgage”); and

(iv)         Borrower’s and Lender’s execution of the First Amendment to Pledge Agreement attached as Exhibit C to this Fifth Amendment (“First Amendment to Pledge Agreement”); and

(v)          Execution of the Pledge Agreement attached as Exhibit D to this Fifth Amendment (“Holdings’ Pledge Agreement”) by Holdings, NCS and Lender.

(b)           Effect.  By these actions, the parties intend that, as of the Effective Date:

(i)           The obligations of Holdings shall be only those obligations set forth in Section 2(a) of this Fifth Amendment, the Holdings Note, the 1600 Mortgage as amended by the First Amendment to 1600 Mortgage and the Holdings’ Pledge Agreement.  Holdings shall not be deemed to have assumed or undertaken any obligation that is not expressly stated in Sections 2(a) of this Fifth Amendment, the Holdings Note, the 1600 Mortgage as amended by the First Amendment to 1600 Mortgage or the Holdings’ Pledge Agreement.  The respective obligations of Holdings and Borrower SHALL NOT be cross-defaulted or cross-collateralized.

(ii)          Borrower’s repayment obligation under the Loan Documents shall be reduced by the amount of the Partial Assumption Amount and Partial Assumption Interest.

  Fifth Amendment to Loan Documents

(iii)         All other obligations and liabilities under the Loan Documents and this Fifth Amendment shall be or remain the obligations of Borrower.

3.           Ratification. Except as modified by this Fifth Amendment and each prior amendment, all other terms and conditions of the Loan Documents remain in full force and effect.

4.           Counterparts. This Fifth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Fifth Amendment may be executed and delivered by facsimile or email transmission of a file in “.pdf” or similar format and upon such delivery, each signature shall be deemed to have the same effect as if the original signature had been delivered to the other party(ies) hereto.

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Fifth Amendment to Loan Documents

BY THEIR SIGNATURES BELOW, the parties have caused this Fifth Amendment to Loan Documents to be executed and delivered as of the Effective Date stated above.

BORROWER:		LENDER:

PRIVATE ESCAPES PINNACLE, LLC		KEDERIKE, LLC
By: Private Escapes Holdings, LLC
Manager

By:	/s/ Richard V. Keith Jr.	By:	/s/ Kenneth E. DeLine
	Richard V. Keith, Jr., Managing Member		Kenneth E. DeLine, Manager

HOLDINGS:

ULTIMATE ESCAPES HOLDINGS, LLC

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:	SVP/CFO

TABLE OF EXHIBITS

Exhibit	Description

A	Holdings Note

B	First Amendment to 1600 Mortgage

C	First Amendment to Pledge Agreement

D	Holdings’ Pledge Agreement

Fifth Amendment to Loan Documents

EXHIBIT D

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, made and entered into this _________ day of March, 2010, by and between ULTIMATE ESCAPES HOLDINGS, LLC, a Delaware limited liability company and UE MEMBER NCS, LLC, a Delaware limited liability company (collectively, “Borrower”) and KEDERIKE, LLC, a Colorado limited liability company (“Secured Party”).

RECITALS

Secured Party has made a loan to Borrower that is represented by a Promissory Note (the “Note”) dated as of the date of this Pledge Agreement. The parties intend for this loan to be secured by Borrower’s pledge of a security interest granted by Borrower in favor of Secured Party against the Collateral described below. All capitalized terms in this Pledge Agreement not otherwise defined herein shall have the meanings given them in the Note.

AGREEMENT

In consideration of the mutual covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree:

1.           Definitions. “Collateral” shall mean all of Borrower’s right, title and interest in and to Borrower’s membership interest in Private Escapes Pinnacle 1600 Broadway, LLC, together with: (i) any and all distributions made in respect of such interests at any time during which any amount remains due under the Note; and (ii) any interests into which such interests may be the converted, or for which such interests may be exchanged, at any time during which any amount remains due under the Note; and (iii) all contractual, legal, equitable or other rights held by Borrower with regard to such interests; and (iv) all proceeds of the interests.

2.           Pledge. As security for the Note, Borrower hereby pledges the Collateral to Secured Party as a continuing first-lien security interest in the Collateral.

3.           Obligations Secured. Subject to the provisions of paragraph 5 of this Pledge Agreement, this Pledge Agreement is made to secure repayment of the Note and Borrower’s obligations in the Note.

4.           Representations and Warranties. Borrower expressly represents and warrants as follows:

(a)           To Borrower’s knowledge, except for the security interest granted hereby, Borrower owns the Collateral free and clear from any adverse claim, lien, encumbrance, security interest, charge or any other right, title or interest which constitutes an imperfection of title.

(b)           Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

(c)           Borrower has full power and lawful authority to grant to Secured Party a valid security interest in the Collateral as herein provided.

(d)           Until the Note is paid in full, Borrower will not transfer, encumber, dispose of or alienate the Collateral or any interest therein without the prior written consent of the Secured Party, such consent shall not be unreasonably withheld, The Note shall become immediately due and payable in full upon any sale, transfer, disposition or alienation of the Collateral.

(e)           Borrower will not permit or allow any adverse lien, security interest or encumbrance whatsoever upon the Collateral and not to permit the same to be attached or replevied without the written consent of Secured Party, which consent shall not be unreasonably withheld.

5.           Events of Default. For purposes of this Agreement, “Default” shall be defined to include any of the following events, if not cured within the applicable period after Borrower’s receipt of timely written notice from Secured Party:

(a)           Any event of default as specified in the Note;

(b)           Breach of any representation or warranty made by Borrower herein; or

(c)           Failure by Borrower to timely perform any other obligation owed by that Borrower to Secured Party in this Pledge Agreement or the Note.

If no period to cure a Default is specified in the Note or otherwise, Borrower shall have a period of 30 days after receipt of written notice of default from Secured Party in which to cure such default.

6.           Remedies of Secured Party in Event of Default. If any Default is not cured within the applicable period after receipt of written notice from Secured Party, Secured Party may declare all obligations secured hereby immediately due and payable and shall have all of the rights and remedies of a “secured party” under applicable law, and may cause the Collateral to be transferred to Secured Party or its designee. Secured Party will accept the pledged Collateral in full satisfaction of the principal amount of indebtedness in the event of default. The interest obligation of Borrower or right to repayment of interest from Borrower shall be governed by the provisions of the Note.

7.           Additional Provisions. The following additional provisions shall apply:

(a)           Preservation of Collateral. Borrower shall perform all of Borrower’s obligations under any laws, rules or documents governing the ownership of the Collateral. If the Borrower fails to perform any of Borrower’s obligations in this Pledge Agreement, or if any action or proceeding is commenced which materially affects Secured Party's interest in the Collateral, then Secured Party, at Secured Party's option, with notice to Borrower if required by law, may make such appearances, disburse such sums and take such action as is necessary to protect Secured Party's interest. Any amounts disbursed by Secured Party pursuant to this paragraph, with interest thereon at the rate provided in the Note, shall become additional indebtedness of Borrower secured by this Pledge Agreement. Such amounts shall be payable upon notice from Secured Party to Borrower requesting payment thereof, and Secured Party may bring suit to collect any amounts so disbursed plus interest at the rate stated in the Note. Nothing contained in this paragraph shall require Secured Party to incur any expense or take any action hereunder.

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(b)           Remedies Cumulative. Each remedy provided in the Note or this Pledge Agreement shall be distinct from and cumulative to all other rights or remedies under the Note or this Pledge Agreement or afforded by law or equity, and may be exercised concurrently, independently or successively.

8.           Waiver. No waiver by Secured Party of any Default shall operate as the waiver of any other Defaults or of the same Default on a future occasion. Any forbearance by Secured Party in exercising any right or remedy hereunder, or otherwise afforded by law, shall not be a waiver or preclude the exercise of any such right or remedy.

9.           Notices. Borrower hereby waives presentment, demand, notice, notice of dishonor, notice of acceptance of this Pledge Agreement and hereby assents to any extension or postponement of any payment or of any other indulgence, to any release of Collateral, to the addition or release of any party or person, primarily or secondarily liable, to the acceptance of partial payments thereon in the settlement, compromising or adjusting of any part thereof, all in such manner and at such time or times as the Secured Party may deem advisable. Any notice required by law or by this Pledge Agreement shall be deemed given if sent by certified mail, return receipt requested, postage prepaid, to the recipient at the address set forth below each party’s signature below, and shall be deemed given as of the third business day after mailing.

10.         Miscellaneous.

(a)           Binding Effect. All agreements and duties of Borrower under this Pledge Agreement shall bind Borrower, its successors, or assigns, and all rights of Secured Party hereunder shall inure to the benefit of his successors, personal representatives, heirs and/or assigns.

(b)           Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of Colorado.

(c)           Termination. This Pledge Agreement shall automatically terminate upon Borrower’s payment in full of the Note and any sums due and owing thereunder.

(d)           Further Assurances. Borrower agrees to take such further action as may be reasonably requested by Secured Party in order to perfect the security interest granted hereby.

(e)           Assignment. Borrower acknowledges that Secured Party's rights under this Pledge Agreement may be assigned by Secured Party, with notice to Borrower.

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(f)           Construction. All headings and titles in this Pledge Agreement are for convenience of reference only and shall not affect the meaning of any term or provision of this Pledge Agreement.

(g)           Rights of Secured Party. Secured Party may, but shall not be obligated to, at any time without notice and at the expense of Borrower: (a) give notice to any person of Secured Party's rights hereunder and enforce such rights; and (b) protect, defend and preserve the Collateral or any rights or interests of Secured Party therein; and (c) upon an event of Default that is not cured within the applicable period, cause the Collateral to be transferred to Secured Party or any designee of Secured Party. Secured Party shall have no duty or obligation to make or give any presentments, demands for performance, notices of nonperformance, notices of protest or notices of dishonor in connection with any of the Collateral.

(h)           Counterpart Signatures. This Pledge Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Borrower and Secured Party have signed this Pledge Agreement as of the date first above written.

BORROWER:		SECURED PARTY:

ULTIMATE ESCAPES HOLDINGS, LLC		KEDERIKE, LLC

By:	/s/ Philip Callaghan	By:	/s/ Kenneth E. DeLine
Title:	SVP/CEO	Title:

Address for Notices:		Address for Notices:
Ultimate Resort LLC		P.O. Box 230
3501 W. Vine Street: Suite 335		Ridgway, CO 81432
Kissimmee, FL 34741

UE MEMBER NCS, LLC

By:	/s/ Philip Callaghan
Title:	SVP/CEO

Address for Notices:
Ultimate Resort LLC
3501 W. Vine Street: Suite 335
Kissimmee, FL 34741

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